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                                   SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549

                                                             FORM N-CSR

                                        CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number 811-04750
                                                                                           -------------

                                            Fenimore Asset Management Trust
              - ------------------------------------------------------------------------------
                                   (Exact name of registrant as specified in charter)

                                                    384 North Grand Street
                                                           P.O. Box 399
                                               Cobleskill, New York 12043
           - ------------------------------------------------------------------------------
                                (Address of principal executive offices) (Zip code)

                                                    Thomas O. Putnam
                                       Fenimore Asset Management Trust
                                              384 North Grand Street
                                          Cobleskill, New York 12043
       - ------------------------------------------------------------------------------
                                   (Name and address of agent for service)

                Registrant's telephone number, including area code: 1-800-453-4392
                                                                                              ------------------

                                    Date of fiscal year end: December 31
                                                                      ---------------

                                 Date of reporting period: December 31, 2009
                                                                 ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,
NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

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Item 1. Reports to Stockholders.
The annual report to stockholders is filed herewith.

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                                                                                 VALUE FUND EQUITY-INCOME FUND
                                                                                 Investor Share Class and Advisor Share Class
                                                                                                 ANNUAL REPORT
                                                                                                  December 31, 2009

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                                         Table of Contents

Chairman's Commentary	1
FAM Value Fund	4
Letter to Shareholders	4
Performance Summary	8
Portfolio Data	10
Expense Data	11
Statement of Investments	13
Statement of Asset and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Investment Advisor Contract Renewal Disclosure	31
FAM Equity-Income Fund	35
Letter to Shareholders	35
Performance Summary	39
Portfolio Data	41
Expense Data	42
Statement of Investments	44
Statement of Assets and Liabilities	48
Statement of Operations	49
Statement of Changes in Net Assets	50
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	57
Investment Advisor Contract Renewal Disclosure	58
Information About Trustees and Officers	62
Definition of Terms	64
Supplemental Information	68

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

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Chairman's Commentary
December 31, 2009

Dear Fellow Shareholder:

Ten Years Gone

The date of this letter signifies both the end of the year and the close of the decade. Whether you call this past decade the "OOs" or "oughts," most investors are happy just to forget it and look forward to better days. A recent article in the Wall Street Journal depicted the historical returns of the U.S. stock market by decade since the 1830s. The decade that just ended was the worst in history - even worse than the 1930s by roughly a quarter of a percent on an annualized basis. In fact, the decades of 1930 and 2000 were the only two in history that resulted in negative returns. However, we are optimistic about the next decade and frame our rationale below.

As we recollect, in 1999 optimism reigned supreme. New catch phrases of the time like "the internet changes everything," "peace dividend," and "the Goldie Locks economy" were the fashionable declarations of the day. This optimism transcended all areas of business and was reflected in stock prices - particularly in large growth and technology-oriented companies. At the start of 2000, the price-to-earnings (P/E) ratio for the S & P 500 Index was 30 times earnings. More intriguing, however, were the lofty valuation levels of well-known growth companies that traded at even higher P/E ratios. For example, at the end 1999, the P/Es for Intel, General Electric, and Microsoft were 35 times, 48 times, and 61 times, respectively. As a point of reference, the average P/E multiple over the last 20 years has been around 18 times earnings for the S & P 500. Truth be known, the valuation levels observed at the end of the 1990s were just too high for investors to earn a satisfactory return. Subsequently, over the next 10 years, valuations decreased to more average levels and the returns were negative for most stocks.

We contrast the optimism of 1999 with the widespread pessimism of today. The topics constantly at the forefront include excessive government debt, future tax increases, "Obama Care," the jobless recovery, and the ticking time bombs of potential budget disasters in many states including our domicile, New York. These issues certainly concern us. However, we can't help but ponder that perhaps the pessimism of 2009 is as overdone as the optimism of 1999. We question the current level of pessimism because, in part, we continue to see positive developments and trends emerging - especially in three areas.

Number one - the economies of most of the industrialized nations are stabilizing and recovering, including the U.S. Nearly each day, the U.S. government releases some piece of economic data - some important, some obscure. Our back of the envelope estimate is that nine out of every ten data points we receive are positive. For instance, this past week we received encouraging statistics on existing home sales, durable goods orders, personal income, and weekly jobless claims - items not necessarily reported as headline news.

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Chairman's Commentary

Number two - the financial markets worldwide are getting better. This part of the economy is invisible to most people. We track the capital markets by following multiple resources including an "alphabet soup" of indicators like the "VIX," "the TED spread," "LIBOR," and "CDS" prices. Without delving into the minutiae, the indicators we examine continue to exhibit signs of improvement and, in many cases, have returned to levels recorded before Lehman Brothers filed for bankruptcy in September of 2008.

Number three - American corporations have changed their strategy from one of defense to offense as a result of improvements and opportunities currently available in the capital markets. Barely one year ago corporate executives were as anxious as anyone on Main Street and it was apparent in the ways they were operating their businesses. Instead of running their businesses for future growth, they operated to generate cash. Rather than hiring people and investing in capital equipment, managers fired people, cancelled projects, and drastically cut orders for new inventory to sell at a future date. As you can infer, when captains of industry are operating in this "survival mode," it's not positive for economic growth. To contrast, today we observe corporate managers thinking strategically about the future. They are making investments and acquisitions and are once again interested in growth. This is obviously positive for the U.S. economy, global economies, and eventual collective rebound to the growth phase of the economic cycle.

So what might the next decade hold for equity investors? To attempt to approximate an answer, we must first examine the three primary components that generate long-term returns for stocks: 1) the multiple of earnings you pay when you buy; 2) the growth of earnings; and 3) the multiple of earnings you receive when you sell. First, the current valuation level of the market (multiple of earnings) is about one-half of what it was at the start of the decade, which means our "buy" price for the market is much lower now. Second, corporate earnings for 2009 were at depressed levels so companies should show decent earnings growth in the near term. Going forward, earnings will probably grow at less than historical rates following an above average rate of return due to the snapback in profits from the 2009 lows. Third, the major risk to the downside lies in this last important component of a return. Interest rates will likely be higher in the future potentially reducing the multiple were we to "sell" in 2019. When we put all of this into the proverbial crystal ball we estimate that returns for the market in aggregate for the next decade should be better than the last, but probably less than the above average, mid-teen annual rates of return witnessed during the 1980s and 1990s.

Your next question naturally should be, "How will FAM Funds do in this environment?" The companies we look for tend to have good profitability, little debt, and require less capital reinvestment. These attributes are positive and support significant cash profit generation which can be deployed to fund growth or otherwise increase the value of the company - this benefits us as shareholders.

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Chairman's Commentary

When these financial characteristics are combined with the superior management teams of our company holdings, we feel very optimistic about the propensity of our investment strategy to help you attain your financial objectives and to create wealth for you over the long term.

On behalf of the entire FAM Funds Team, I wish you and your loved ones health, happiness, and prosperity in the New Year.

Sincerely,

Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.

Research Team

Andrew F. Boord
Eric C. Elbell, CFA
John D. Fox, CFA
Paul C. Hogan, CFA
Marc D. Roberts

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FAM Value Fund

Dear Fellow Value Fund Shareholder:
On December 31, 2009 the net asset value of the Investor Class of the FAM Value Fund was $39.32. This represents an increase of +22.18% from the beginning of the year. For comparison, the S & P 500 Index increased +26.46% and the Russell 2000 Index increased +27.17% during the same time period.

2009 in Review
The old saying about March weather, "in like a lion, out like a lamb" is a fitting description for the stock market in 2009. The first nine weeks of calendar 2009 were dreadful for stock investors. As an example, the Dow Jones Industrial Average lost more than 2,000 points, or -25%, from the beginning of the year to March 6, 2009. The Dow Index hit levels that we hadn't seen since January 1997 - over 12 years ago. However, since the low on March 9, 2009, the stock market has dramatically increased more than +64% as measured by the S & P 500 Index. The catalyst for this strong advance was some "not bad" economic news released in the second week of March and preliminary reports from some of the large New York City banks that they had been profitable in the months of January and February. These positive signs helped to start the rally. A continued drumbeat of better economic news throughout the year and a noteworthy amount of Federal Government liquidity pumped into the economy have sustained the advance in stock prices.

Portfolio Activity
During the year we purchased additional shares in ten existing holdings and bought six new securities. The majority of these purchases occurred in the early part of the year during the market decline. The six new securities purchased were Cognex, EOG Resources, Micros Systems, Patterson Companies, SCBT Financial, and Stryker. We also sold some stocks including our entire position in Vulcan Materials and Pool Corporation. Vulcan was sold at a good price after the stock went up on stimulus bill enthusiasm which we believe was overdone. We also had concerns about Vulcan's debt level. All the shares in Pool were sold due to our concerns about the American consumer's ability to buy and finance large ticket items like swimming pools. Additionally, we sold some of our shares in Bed Bath & Beyond and Ross Stores because we felt the valuations of both stocks were a little high. The remaining sales occurred in the second half of the year and were executed to realize capital losses which reduced the Fund's capital gains to zero.

Performance Detail
Given the overall strength of the stock market in 2009, most of our holdings were up for the year. We owned only six stocks that declined in price during the year and only one fell more than -10%. Our performance versus the market was a mirror image of last year when we outperformed the market in

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FAM Value Fund

a year that experienced a notable decline. This year the Fund was up less than the market in a strong positive year. Over the two-year period, including both the ups and downs, the Fund has outperformed the broad market as measured by the S & P 500 Index. The reason for this is that it is more important to "lose less" in a down market.

Best Performers
The best performing stock was Mednax, formerly known as Pediatrix Medical Group. Mednax was up +90% for 2009 generating an annualized gain for the Fund of more than $15 million. The company's primary business is providing services in neonatal intensive care units at hospitals. One of every 11 babies born in this country requires some specialized treatment at the time of birth. The Mednax doctors are at the hospitals 24 hours a day and can provide the needed care. These doctors are highly trained in treating babies in emergency situations. In addition to the pediatric care business, the company is using its large free cash flow to invest in other medical service businesses.

The second best performer for 2009 was CarMax ($10 million gain) - up +208%. CarMax is a used car superstore with 100 locations around the country. The company sells used cars at a fixed price. All cars can be previewed on the company's website Carmax.com. A transparent sales process and great customer experience has made CarMax a car shopper's destination. Used cars sell at a great discount to new cars so CarMax may have an advantage over new car dealers as the American consumer continues to look for good deals. In addition, the improvement of the credit markets was a positive event for the company's automobile finance unit.

Our third best performing stock was Meredith Corporation ($9 million gain) - up +85.5% in 2009. Meredith is a magazine publisher and owner of broadcast television stations. While you may not know the name Meredith, you will certainly recognize their magazine titles like Better Homes & Gardens, Ladies Home Journal, and MORE Magazine. Meredith depends on American business advertising expenditures for revenue. It is typical for advertisers to reduce ad spending in a recession and as a result Meredith has experienced a decline in sales and profits. Recently, however, the company is seeing improvement in the advertising markets and investors bid up the price of the stock in anticipation of higher profits in the future.

Worst Performers
The only meaningful negative performer was the Fund's largest holding Brown & Brown with a loss of almost $5 million. The stock was down -12.6% for the year. Brown & Brown is an insurance broker that sells insurance to middle market companies. A soft insurance market and the general economic decline impacted the company's sales and earnings. We believe both of these headwinds are temporary.

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FAM Value Fund

As insurance premium rates increase and the economy improves we believe Brown & Brown will have a major increase in earnings. In the meantime we can afford to wait as the company generates considerable amounts of free cash flow and has a terrific balance sheet. We feel Brown & Brown has upside potential.

Our Investment Strategy
The value of any business is created by the cash that the business generates and what management does with that cash. These are the two main sources of value we focus our research on, and we look for companies that have the following characteristics:

- High profit margins for their industry
- Significant free cash flow
- Low capital reinvestment requirements
- High returns on invested capital
- Low levels of debt or other types of leverage
- Management with a track record of using capital wisely

Companies that exhibit these characteristics are typically of high quality and have the financial resources to perform well in different environments. This was evident in 2008 when the prices of many companies that we owned went down less than the market indices. However, in very strong Bull Markets higher quality companies tend to underperform the overall markets. A recent article on Bloomberg News reported that the 25 companies in the S & P 500 with the worst financial results posted a +95% gain during the rally that started in March through December 24, 2009. By comparison the top 25 companies with the best financial performance gained only +51% during the same time period. The obvious underperformance of high quality companies was due to investors speculating on lower priced, lower quality stocks and bidding up their price.

Moving Forward
We invest in companies that are financially strong and although those types of stocks underperformed the financially weak ones this past year, we feel we're in a good position moving forward. Financial strength is analogous to fire insurance. You really don't pay attention to it until you have a fire - then it's the only thing that matters. This was certainly true during the financial panic of 2008-09. That is why our key investment guidelines include that a company must have little or no debt and significant free cash flow.

Cash is king. Companies that generate large free cash flow have the ability to control their own des-

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FAM Value Fund

tiny. The cash profits allow a company to expand their business through capital investment or acquisitions. Cash that is not used for these purposes can be returned to the shareholders in the form of a stock buyback or dividends. All of these activities can increase the value of a company even in a slower growth environment.

Excellent management is also imperative. Since management is responsible for generating the cash flow and allocating it for the benefit of the owners, it is critical that we have good managers. We look for executives that exhibit honesty, integrity, and have a track record of allocating capital wisely. In order to help us evaluate management we travel extensively to meet with the executives at the companies we own.

2009 was a favorable year and we are optimistic about the future. As the "irrational exuberance" of investing in financially weak businesses wanes, investors should again look at sound enterprises and recognize their true economic value in the marketplace. The Value Fund is in a good position to benefit when this happens because we have invested in companies with promising long-term growth potential. We are also enthused because there are currently several new investment opportunities that meet our stringent criteria and we can invest in them if they hit our buy prices.

Thank you for investing with us in the FAM Value Fund.

Sincerely,

John D. Fox, CFA     Thomas O. Putnam
Co-Manager             Co-Manager

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FAM Value Fund - Performance Summary Annual Total Investment Returns:

JANUARY 2, 1987 TO December 31, 2009
	FAM VALUE FUND
	INVESTOR SHARES	ADVISOR SHARES*	RUSSELL 2000 INDEX	S & P 500 INDEX
FISCAL YEAR	TOTAL RETURN		TOTAL RETURN	TOTAL RETURN
1987	-17.40%	-	-8.77%	5.25%
1988	35.50%	-	24.89%	16.61%
1989	20.32%	-	16.24%	31.69%
1990	-5.36%	-	-19.50%	-3.11%
1991	47.63%	-	46.05%	30.47%
1992	25.08%	-	18.42%	7.60%
1993	0.21%	-	18.90%	10.06%
1994	6.82%	-	-1.82%	1.31%
1995	19.71%	-	28.44%	37.53%
1996	11.23%	-	16.54%	22.95%
1997	39.06%	-	22.37%	33.35%
1998	6.19%	-	-2.55%	28.58%
1999	-4.84%	-	21.26%	21.04%
2000	19.21%	-	-3.03%	-9.10%
2001	15.07%	-	2.49%	-11.88%
2002	-5.33%	-	-20.48%	-22.09%
2003	24.98%	12.99%	47.25%	28.67%
2004	16.86%	15.91%	18.33%	10.88%
2005	5.56%	4.62%	4.55%	4.91%
2006	8.73%	7.96%	18.37%	15.79%
2007	-0.79%	-1.91%	-1.57%	5.49%
2008	-28.68%	-30.19%	-33.79%	-37.00%
2009	22.18%	22.01%	27.17%	26.46%

*FAM Value Fund Advisor Shares were launched on July 1, 2003.

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FAM Value Fund - Performance Summary

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Value Fund, since inception of January 2, 1987, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM VALUE FUND, THE S & P 500 INDEX AND THE RUSSELL 2000 INDEX

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM VALUE FUND, THE RUSSELL 2000 INDEX, AND THE S& P 500

                            S& P 500              Russell 2000           FAM Value Fund

1987                      10000                      10000                      10000
1988                      12278                      11391                      11193
1989                      16170                      13236                      13466
1990                      15669                      10655                      12740
1991                      20448                      15567                      18808
1992                      22002                      18432                      23517
1993                      24224                      21915                      23565
1994                      24539                      21521                      25175
1995                      33741                      27632                      30143
1996                      41468                      32192                      33523
1997                      55318                      39403                      46618
1998                      71139                      38378                      49502
1999                      86078                      46553                      47105
2000                      78245                      45156                      56152
2001                      68934                      46285                      64623
2002                      53699                      36797                      61179
2003                      69111                      54202                      76464
2004                      76591                      64157                      89356
2005                      80352                      67076                      94323
2006                      93039                      79398                      102553
2007                      98147                      78151                      101800
2008                      61803                      51744                      72604
2009                      78156                      65803                      88707

This information represents past performance of Investor Shares of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Value Fund since the inception date of this share class,
July 1, 2003, would have changed in value to $12,358 by December 31, 2009.

Average Annual Total Returns as of December 31, 2009
					Life of Fund
	1-Year	3-Year	5-Year	10-Year	(1/2/87)
FAM Value Fund
(Investor Shares)	22.18%	-4.74%	-0.16%	6.53%	9.96%
(Advisor Shares)*	22.01%	-5.82%	-1.15%	N/A	3.31%*
S & P 500 Index	26.46%	-5.64%	0.40%	-0.97%	9.34%
Russell 2000 Index	27.17%	-6.07%	0.51%	3.51%	8.54%
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*FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 3.31%.
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FAM Value Fund - Portfolio Data (Unaudited)
As of December 31, 2009

TOP TEN EQUITY HOLDINGS
(% of Total Investments)
White Mountains Insurance Group, Ltd.	5.1%
Brown & Brown, Inc.	5.1%
Mednax, Inc.	4.9%
Berkshire Hathaway, Inc. - Class A	4.4%
John Wiley & Sons, Inc. - Class A	4.2%
IDEX Corporation	3.6%
YUM! Brands, Inc.	3.5%
Markel Corporation	3.3%
EOG Resources, Inc.	3.2%
Meredith Corporation	3.1%

COMPOSITION OF TOTAL INVESTMENTS
Property & Casualty Insurance	12.9%
Machinery & Equipment	9.0%
Health Care Services	8.6%
Money Market Fund	8.0%
Transportation	6.4%
Insurance Agency	5.1%
Investment Management	4.2%
Publishing	4.2%
Retail Stores	3.8%
Banking	3.7%
Diversified Manufacturing	3.6%
Restaurants	3.5%
Electronic Equipment	3.3%
Oil & Gas Exploration	3.2%
Media	3.1%
Diversified Healthcare	3.0%
Real Estate Development	2.4%
Automotive	2.2%
Health Care Equipment/Devices	2.0%
Other	7.8%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Value Fund - Expense Data (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (7/1/2009 to 12/31/2009).

Actual Expenses
Lines (A) and (B) of the following table provide information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
Lines (C) and (D) of the following table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Value Fund - Expense Data (Unaudited)

SIX MONTHS ENDED December 31, 2009
		Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$1,185.41	$ 6.88*
B.	Advisor Share Class	$1,000.00	$1,188.99	$12.44**

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.99	$ 6.35*
D.	Advisor Share Class	$1,000.00	$1,013.84	$11.45**

*Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.26%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.26%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

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FAM Value Fund - Statement of Investments
December 31, 2009

	SHARES	VALUE
COMMON STOCKS (92.0%)
Automotive (2.2%)
CarMax, Inc.* - specialty retailer of used cars and light-trucks in the United States	600,000	$ 14,550,000

Banking (3.7%)
M &T Bank Corporation - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	100,000	6,689,000

SCBT Financial Corporation . provides banking services to individual and corporate customers in the Carolinas	45,100	1,248,819

TCF Financial Corporation - holding company that offers various banking services throughout the United States	776,000	10,569,120

Westamerica Bancorporation - provides banking services to individual and corporate customers in northern and central California	113,100	6,262,347 24,769,286

Commercial Services (1.2%)
McGrath RentCorp . modular building and electronic test equipment rentals, subsidiary classroom manufacturing	347,000	7,758,920

Computer Software & Services (0.3%)
Micros Systems Inc.* . provides software and hardware technology solutions for the hospitality industry	65,000	2,016,950

Construction Materials (1.3%)
Martin Marietta Materials - produces aggregates for the construction industry	98,443	8,801,788

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2009

	SHARES	VALUE
Diversified Healthcare (3.0%)
Johnson & Johnson - manufactures and sells various products in the health care field	305,000	$ 19,645,050
Diversified Manufacturing (3.6%)
General Electric Company - diversified industrial manufacturer	456,875	6,912,519

Illinois Tool Works, Inc. - manufactures engineered products such as plastic and metal components and fasteners and specialty systems which consist of machinery and consumable products	359,950	17,274,000 24,186,519

Electronic Equipment (3.3%)
Cognex Corporation - develops, manufactures and markets machine vision systems used to automate manufacturing processes	200,000	3,544,000

Zebra Technologies Corp. - Class A* - designs, manufactures and supports bar code label printers	648,502	18,391,517 21,935,517

Health Care Distribution (1.3%)
Patterson Companies, Inc.* - operates as a distributor serving dental, companion-pet veterinarian, and rehabilitation supply markets in the United States and Canada	300,000	8,394,000

Health Care Equipment/Devices (2.0%)
Stryker Corp. - operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	266,000	13,398,420

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2009

	SHARES	VALUE
Health Care Services (8.6%)
Amsurg Corp.* - develops, acquires and operates practice-based ambulatory surgery centers in partnership with physician practice groups in the U.S.	721,150	$ 15,879,723
Laboratory Corp. of America Holdings* . operates as an independent clinical laboratory company in the United States	117,000	8,756,280
Mednax, Inc.* - health care services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	545,700	32,807,484 57,443,487

Home Furnishings (0.6%)
Mohawk Industries, Inc.* - produces floor covering products for residential and commercial applications	88,100	4,193,560

Insurance Agency (5.1%)
Brown & Brown, Inc. - one of the largest independent general insurance agencies in the U.S.	1,879,696	33,778,137

Investment Management (4.2%)
Federated Investors, Inc. - Class B - provides investment management products and services primarily to mutual funds	407,500	11,206,250
Franklin Resources, Inc. - provides investment management and fund administration services as well as retail-banking and consumer lending services	160,000	16,856,000 28,062,250

Life Insurance (1.7%)
Protective Life Corporation - individual and group life/health insurance and guaranteed investment contracts	691,400	11,442,670

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2009

	SHARES	VALUE
Machinery & Equipment (9.0%)
Donaldson Company, Inc. - designs, manufactures and sells filtration systems and replacement parts	371,200	$ 15,790,848
Graco, Inc. - supplies systems and equipment for the management of fluids in industrial, commercial and vehicle lubrication applications	261,550	7,472,484
IDEX Corporation - manufactures proprietary, highly engineered industrial products and pumps	771,750	24,040,012
Kaydon Corporation - custom-engineers products including bearings, filters, and piston rings	341,100	12,197,736 59,501,080

Media (3.1%)
Meredith Corporation - magazine publishing and tv broadcasting	665,450	20,529,132

Mining and Construction Machinery (0.8%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equip- ment for the extraction of coal and other minerals and ores	100,000	5,159,000

Oil and Gas Exploration (3.2%)
EOG Resources, Inc. . engages in the exploration, development, production and marketing of natural gas and crude oil	216,000	21,016,800

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2009

	SHARES	VALUE
Property and Casualty Insurance (12.9%)
Berkshire Hathaway, Inc. - Class A* - holding company for various insurance and industrial companies	295	$ 29,264,000
Markel Corporation* - sells specialty insurance products	64,850	22,049,000
White Mountains Insurance Group, Ltd. - personal property and casualty, and reinsurance	102,693	34,161,853 85,474,853

Publishing (4.2%)
John Wiley & Sons, Inc. - Class A - publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	661,700	27,711,996

Real Estate Development (2.4%)
Brookfield Asset Management, Inc. - Class A . asset management holding company that invests in property, power and infrastructure	725,000	16,080,500

Recreation and Entertainment (0.6%)
International Speedway Corporation - Class A - owns and operates auto racing tracks including Daytona	140,688	4,002,574

Restaurants (3.5%)
YUM! Brands, Inc. - quick service restaurants including KFC, Pizza Hut and Taco Bell	660,600	23,101,182

Retail Stores (3.8%)
Bed Bath & Beyond, Inc.* - national chain of retail stores selling domestic merchandise such as bed linens, bath items, kitchen textiles and home furnishings	345,600	13,350,528
Ross Stores, Inc. - chain of off-price retail apparel and home accessories stores	286,422	12,233,084 25,583,612

See Notes to Financial Statements.

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FAM Value Fund - Statement of Investments continued
December 31, 2009

	SHARES	VALUE
Transportation (6.4%)
Forward Air Corporation - provides surface transportation and related logistics services to the deferred air freight market in North America	589,233	$ 14,760,287
Heartland Express, Inc. - short-to medium-haul truckload carrier of general commodities	1,333,333	20,359,995
Knight Transportation, Inc. - transportation of general commodities in the U.S.	366,900	7,077,501
		42,197,783
Total Common Stocks (Cost $428,590,218)		$610,735,066
TEMPORARY INVESTMENTS (8.0%)
Money Market Fund (8.0%)
AIM Short Term Treasury Fund (0.02%)**	53,387,171	53,387,171
Total Temporary Investments (Cost $53,387,171)		$ 53,387,171
Total Investments (Cost $481,977,389) (100%)		$664,122,237

*Non-income producing securities.
**The rate shown represents the effective yield at 12/31/09.

See Notes to Financial Statements.

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FAM Value Fund
December 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $481,977,389)	$664,122,237
Cash	464,709
Dividends and interest receivable	387,628
Receivable for fund shares sold	20,576
Total Assets	664,995,150
Liabilities
Payable for fund shares redeemed	214,591
Accrued investment advisory fee	559,048
Accrued shareholder servicing and administrative fees	85,636
Accrued expenses	144,230
Accrued distribution and service fees	1,213
Total Liabilities	1,004,718
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	$482,126,009
Undistributed net investment income	15,132
Accumulated net realized losses	(295,557)
Net unrealized appreciation	182,144,848
Net Assets	$663,990,432
Net Asset Value Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $659,621,316 and 16,776,317 shares outstanding	$39.32
Advisor Class Shares - based on net assets of $4,369,116 and 115,551 shares outstanding(a)	$37.81

(a)A 1% redemption fee is imposed upon Advisor shares redeemed within the first
18 months of purchase. See Note 4 in the Notes to the Financial Statements.

See Notes to Financial Statements.

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FAM Value Fund
Year Ended December 31, 2009

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 8,251,118
Interest	113,831
Total Investment Income	8,364,949

Expenses
Investment advisory fee (Note 2)	5,965,289
Administrative fee (Note 2)	507,050
Shareholder servicing and related expenses (Note 2)	473,640
Printing and mailing	137,674
Professional fees	132,327
Registration fees	63,441
Custodial fees	85,894
Trustees fees	50,705
Officers fees (Note 2)	37,044
Distribution and Service fees - Advisor Class Shares (Note 2)	40,536
Other	76,712
Total Expenses	7,570,312
Expenses Paid Indirectly (Note 3)	(2,345)
Net Expenses	7,567,967
Net Investment Income	796,982

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	221,454
Net change in unrealized appreciation/depreciation of investments	117,946,988
Net Realized and Unrealized Gain on Investments	118,168,442
NET INCREASE IN NET ASSETS FROM OPERATIONS	$118,965,424

See Notes to Financial Statements.

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FAM Value Fund
Years Ended December 31, 2009 and 2008

STATEMENT OF CHANGES IN NET ASSETS
	2009	2008
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 796,982	$ 3,168,195
Net realized gain/(loss) on investments	221,454	(856,991)
Realized gain distributions from other investment companies	-	339,979
Unrealized appreciation/(depreciation) of investments	117,946,988	(237,977,839)
Net Increase/Decrease in Net Assets From Operations	118,965,424	(235,326,656)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(811,542)	(3,150,825)
Net realized gain on investments
Investor Class	-	(16,028)
Return of capital distributions - Investor Class	-	(8,133)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4)	(50,961,212)	(43,381,518)
Total Increase/Decrease in Net Assets	67,192,670	(281,883,160)

NET ASSETS:
Beginning of Year	$596,797,762	$878,680,922
End of Year	$663,990,432	$596,797,762
Undistributed net investment income	$ 15,132	$ 29,692

See Notes to Financial Statements.

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FAM Value Fund - Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America ("GAAP"), followed by the Fund in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund's net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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FAM Value Fund - Notes to Financial Statements

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2009:

Valuation Inputs		Investments in Securities
Level 1 - Quoted prices	Common Stocks	$610,735,066
	Temporary Investments	$ 53,387,171
Level 2 - Other significant observable inputs		$ -
Level 3 - Significant unobservable inputs		$ -
Total		$664,122,237

During the year ended December 31, 2009 there were no Level 2 or 3 inputs used to value the Fund's net assets. Refer to the Statement of Investments to view securities segregated by industry type.

b) Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year-ended December 31, 2009 management has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2006 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Fund's tax filings is presently in progress.

c) Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from

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FAM VALUE Fund - Notes to Financial Statements

 underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2010 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2009. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and compensated by the Fund in the amount of $37,044 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2009 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2009.

FAM Shareholder Services, Inc. ("FSS"), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the year ended December 31, 2009, shareholder servicing agent fees paid to FSS amounted to $473,640. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund's average daily net assets, and 0.075% thereafter. For the year ended December 31, 2009, Fund administrative fees amounted to $507,050.

Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

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FAM Value Fund - Notes to Financial Statements

Note 3. Indirect Expenses
The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2009, these arrangements reduced the Fund's custodian fees by $2,345.

Note 4. Shares of Beneficial Interest
At December 31, 2009 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2009, redemption fees amounted to $363 and were credited to paid-in capital. Transactions were as follows:

	YEAR ENDED 12/31/09		YEAR ENDED 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	2,694,601	$83,571,955	3,807,383	$136,076,418
Advisor Class	2,338	68,374	6,354	256,585
Shares issued on
reinvestment of distributions
Investor Class	19,796	787,875	96,951	3,080,146
Advisor Class	-	-	-	-
Shares redeemed
Investor Class	(4,327,661)	(134,600,528)	(4,694,518)	(181,344,375)
Advisor Class	(25,370)	(788,888)	(38,760)	(1,450,292)
Net Decrease from Investor Class
Share Transactions	(1,613,264)	$(50,240,698)	(790,184)	$ (42,187,811)
Net Decrease from Advisor Class
Share Transactions	(23,032)	(720,514)	(32,406)	$ (1,193,707)

Note 5. Investment Transactions
During the year ended December 31, 2009, purchases and sales of investment securities, other than short-term obligations were $47,203,030 and $39,682,744, respectively. The cost of securities for federal income tax purposes is substantially the same as shown in the statement of investments.

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FAM Value Fund - Notes to Financial Statements

Note 6. Income Taxes and Distribution to Shareholders
The components of accumulated income/losses on a tax basis at December 31, 2009 were as follows:

Undistributed ordinary income	$ 15,132
Capital loss carry forward	$(295,557)

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $481,977,389, was as follows;

Unrealized appreciation	$208,588,899
Unrealized depreciation	(26,444,051)
Net unrealized appreciation	$182,144,848

The tax composition of dividends and distributions paid to shareholders for the years ended
December 31, 2009 and 2008 were as follows:

	2009	2008
Ordinary income	$811,542	$3,150,825
Long-term capital gain	-	16,028
Return of capital	-	8,133
	$811,542	$3,174,986

As of December 31, 2009 the Fund had $295,557 in net capital loss carry forwards which are available to offset future realized gains, if any. To the extent the carry forward is used to offset future gains, the amount offset will not be distributed to shareholders. The net capital loss carry forwards expire in 2016.

Note 7. Line of Credit
FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2010, when any advances are to be repaid. During the year ended December 31, 2009, no amounts were drawn from the available line.

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FAM Value Fund - Notes to Financial Statements

Note 8. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

Note 9. New Accounting Pronouncement
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.

Note 10. Subsequent Events
Management has evaluated subsequent events through February 12, 2010, the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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FAM Value Fund - Notes to Financial Statements

Note 11. Financial Highlights

FAM VALUE FUND - INVESTOR CLASS SHARES
Per share information	Years Ended December 31,
(For a share outstanding throughout the year)	2009	2008	2007	2006	2005
Net asset value, beginning of year	$32.22	$45.42	$49.65	$48.00	$46.65
Income/Loss from investment operations:
Net investment incomet	0.05	0.18	0.25	0.24	0.39
Net realized and unrealized gain/(loss) on investments	7.10	(13.21)	(0.66)	3.96	2.20
Total from investment operations	7.15	(13.03)	(0.41)	4.20	2.59
Less distributions:
Dividends from net investment income	(0.05)	(0.17)	(0.25)	(0.31)	(0.37)
Distributions from net realized gains	-	-*	(3.57)	(2.24)	(0.87)
Return of capital	-	-*	-	-	-
Total distributions	(0.05)	(0.17)	(3.82)	(2.55)	(1.24)
Change in net asset value for the year	7.10	(13.20)	(4.23)	1.65	1.35
Net asset value, end of year	$39.32	$32.22	$45.42	$49.65	$48.00
Total Return	22.18%	(28.68)%	(0.79)%	8.73%	5.56%

Ratios/supplemental data
Net assets, end of year (000)	$659,621	$592,504	$871,090	$1,042,174	$1,089,369

Ratios to average net assets of:
Expenses	1.26%	1.24%	1.19%	1.18%	1.18%
Net investment income	0.14%	0.44%	0.45%	0.49%	0.82%
Portfolio turnover rate	7.55%	12.60%	8.74%	17.53%	14.25%

t Based on average shares outstanding.
*Per share amount is less than $0.005.

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FAM Value Fund - Notes to Financial Statements

Note 11.  Financial Highlights (continued)

FAM VALUE FUND - ADVISOR CLASS SHARES
Per share information	Years Ended December 31,
(For a share outstanding throughout the year)	2009	2008	2007	2006	2005
Net asset value, beginning of year	$30.99	$44.39	$48.91	$47.37	$46.11
Income/Loss from investment operations:
Net investment losst	(0.28)	(0.22)	(0.28)	(0.25)	(0.09)
Net realized and unrealized gain (loss) on investments	7.10	(13.18)	(0.67)	4.03	2.22
Total from investment operations	6.82	(13.40)	(0.95)	3.78	2.13
Less distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from net realized gains	-	-	(3.57)	(2.24)	(0.87)
Total distributions	-	-	(3.57)	(2.24)	(0.87)
Change in net asset value for the year	6.82	(13.40)	(4.52)	1.54	1.26
Net asset value, end of year	$37.81	$30.99	$44.39	$48.91	$47.37
Total Return	22.01%	(30.19)%	(1.91)%	7.96%	4.62%

Ratios/supplemental data
Net assets, end of year (000)	$4,369	$4,294	$7,591	$8,494	$7,992

Ratios to average net assets of:
Expenses	2.26%	2.24%	2.19%	2.18%	2.18%
Net investment loss	(0.86)%	(0.56)%	(0.55)%	(0.51)%	(0.19)%
Portfolio turnover rate	7.55%	12.60%	8.74%	17.53%	14.25%

t Based on average shares outstanding.

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FAM Value Fund - Notes to Financial Statements

FAM Value Fund -
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fenimore Asset Management Trust and Shareholders of FAM Value Fund

We have audited the statement of assets and liabilities, including the statement of investments, of FAM Value Fund, a series of shares of beneficial interest of Fenimore Asset Management Trust, as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2006 have been audited by other auditors, whose report dated February 1, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAM Value Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 12, 2010

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FAM Value Fund

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 11, 2009, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 18, 2009 and then with representatives of the Advisor on two occasions on November 18 and 19, 2009 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 19, 2009. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results

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FAM Value Fund

and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with

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 its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the costs associated with the Funds'; participation in various "mutual fund supermarket" programs out of its own resources, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner. The Board also considered the extent to which the Advisor uses its own resources to support sales and marketing efforts on behalf of the Funds. In reviewing the profitability of the Advisor relating to its management of the Funds, the Board reviewed the level of profitability taking into consideration these various marketing expenses that are borne directly by the Advisor and they considered the level of profitability both before and after the impact of these marketing costs.

The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds'; fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor has, since January 1, 2005, maintained voluntary expense limitation arrangements with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respec

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tive Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion, and it was further noted by the Board that the Advisor had agreed to extend the term of the voluntary expense limitation agreements for the one-year period from January 1, 2010 through December 31, 2010. This limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements. The Board discussed with the Advisor the nature and extent of the current expense limitation arrangements that are applicable to the Funds and it was determined that it was advisable to continue to maintain these expense limitation arrangements at their current levels.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

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FAM Equity-Income Fund

Dear Fellow Equity-Income Fund Shareholder:

In 1980 the U.S. Olympic Hockey Team accomplished the impossible at Lake Placid, New York - they beat the Soviet Union! The Soviet Team was considered to be unstoppable. They were among the best players in the world and dominated the sport taking home the gold medal in the previous six Winter Olympic Games.

At the start of the 1980 Games there was little expectation that the U.S. team could even qualify for a medal, much less win the gold. Even as the team advanced nobody believed that they could pull off a victory over the Soviets. This match-up came at the height of the Cold War and despite the impossible odds going into the game, the sense of hope was clear and American flags were everywhere. In one of the greatest upsets in sports history, the American team defeated the Soviets four goals to three.

Many people believe the reason this particular game is so memorable and invokes so much emotion is because of our country's status in those days. We had just exited the '70s where we withdrew from the unpopular Vietnam War, inflation was soaring, interest rates were in the mid-teens, and the economy was again entering a recession with unemployment marching toward 10%. Gasoline prices skyrocketed and consumers had to wait in long lines to refill their tanks. Worst of all, Iran was holding American hostages and a rescue attempt turned out to be a disastrous failure. Our nation's confidence was near an all-time low.

Looking back, the casual observer would likely conclude that putting money into the stock market in 1980 was a terrible investment. There were certainly many more negatives than positives. Even with this scenario, the 1980s AND 1990s proved to be terrific decades for equity investors. The S & P 500 Index annualized returns for the '80s were +17.5% and +18.2% during the '90s. These returns are well ahead of the long-term average returns for stocks. The simple reason for this is that stocks were priced as though things would never get better. It turned out that stocks were cheap because the environment did improve.

As we enter 2010, the environment is quite similar to 1980. The United States is emerging from a deep, two-year recession where we saw massive layoffs and unemployment above 10%. Our financial system was on the brink of collapse and required the Federal Government to step in to avert disaster. As a result, the national debt has risen to a troubling level and there is no sign that government spending will abate. Iran is continuing to cause problems on the world stage and we are fighting a war in Afghanistan. It's clear from recent opinion polls that America is suffering from a decline in optimism.

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FAM Equity-Income Fund

Looking forward, we believe the next decade may be rewarding for equity investors for a number of reasons. First, we are starting from a similar position to 1980; consumer confidence is low and there are significant economic hurdles to overcome. However, we believe the economy has stabilized and we are seeing clear, tangible improvement in economic data. Additionally, stock returns were negative from 2000 to 2009 with the S & P 500 Index losing -0.95% (Note: the FAM Equity-Income Fund Investor Class returned +5.91% over the same period). This S & P return is well below the long-term average for stock returns of +10% to +12% which signals that stocks may begin performing better and stock returns may go back to their historical, long-term average. A year-end article in the Wall Street Journal titled, "The Worst Decade," highlighted that stock returns over the last 10 years were worse than the decade of the 1930s - the Great Depression era - when stocks declined by -0.22%. The data in the article also showed that over the last 18 decades, 10-year stock returns have only been negative twice. The odds are in favor of positive stock returns going forward.

While we don't know if there will be a pivotal moment like the 1980 U.S. Olympic Hockey Team win, we are bullish on stocks and have positioned the portfolio to benefit from an improving economy over the long term. We are not trying to imply that stocks will have a blockbuster 2010 or 2011; we are merely making the case for improved equity returns over the next decade versus the last.

2009 in Review
2009 was a year that defied expectations. Few people expected the market to collapse by an additional -25% in the first quarter after the severe decline in 2008. Even fewer people expected that the market could climb more than +64%, as measured by the S & P 500 Index, from its lows to end the year up +26.46%. "Turbulence" understates what occurred in the 2009 market.

If we just look at the starting and ending points for the year, it was a very good year. The FAM Equity-Income Fund Investor Class gained +21.43% for the year ended December 31, 2009. This compares to the Russell 2000 Index which gained +27.17% and the S & P 500 Index which grew +26.46% for the period. Any time the Fund and market rise more than +20%, it's a good year in our book.

During the first half of the year we were large stock buyers. We started the year with cash representing 22% of assets and took advantage of our reserve buying shares of multiple companies at low prices. We added new holdings and increased existing positions when the share prices declined to levels too low to pass up. It proved to be a very good time to buy stocks. We also sold the remaining shares in a company that we believe was permanently impaired from the financial crisis. Later in the year we took profits by trimming some stocks that were selling near their 52-week high prices and had grown to outsized positions. We used the proceeds from these sales to add another new company and increase positions that were well below our estimate of their intrinsic value.

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Best and Worst Performing Companies
The best performing company in the portfolio for the year was Meredith Corporation. The stock rose +85.5% and added $2.136 million to the value of the portfolio. Much of the stock appreciation was a rebound from its irrationally low price at the end of 2008 when it was one of the worst performing stocks in the Fund. Another reason for the recovery is that Meredith's magazine titles are performing well versus the competition. They are gaining market share as measured by advertising dollars. We see signs of the advertising market rebounding and anticipate a more favorable environment in 2010.

The next best performing company was Franklin Resources which gained +66.5% adding $1.512 million to the portfolio. This is an investment company offering both equity and bond mutual funds. The company benefited from increased assets under management as the stock market bounced back. Their funds have performed well over the period and have attracted new assets as well.

The worst performing company was Brown & Brown, which lost -12.6% and subtracted $0.560 million from the value of the Fund. This company is an insurance broker which takes no insurance risk on their balance sheet. They simply sell insurance and earn a commission. Weak insurance rates and the contraction in the economy have impacted results. Brown & Brown is well managed and has a history of producing terrific results. We expect the environment will improve and results will follow suit.

The second worst performing company was Courier Corporation. The stock declined -15.7% for the year which negatively impacted the portfolio by $0.436 million. Earnings were hurt by excess book printing capacity as well as higher losses at one of their publishing companies that sells do-it-yourself books to Lowes stores. Management completed major restructuring at the publishing unit which should lead to improved results in the current year. Despite the depressed results, Courier is one of the most undervalued stocks in the portfolio and has a dividend yield of +5.8%. Potential returns from these levels are attractive. For example, if the stock price appreciates +10% over the next 12 months, then the total return will be +15.8% (10% + 5.8% in dividends). This would be a very satisfactory return.

Dividends
Every company in the Fund pays a dividend. We look for companies that pay a meaningful dividend and can grow over the long term. As a company's cash flow increases, the amount of the dividend paid to shareholders may also expand. Over several years this can be a very substantial number.

Another benefit of dividends is that they are relatively steady compared to capital gains. At any point in time the future appreciation or depreciation of a stock is generally unpredictable. If the price-to-earnings ratio of the stock contracts, the price will come down. If earnings grow, the price should go

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up. On the other hand, dividends are much more predictable since they are paid out of cash flow which generally fluctuates less than stock prices. What this means to the investor is that they can count on dividends more than they can count on stock price appreciation.

A further benefit of dividends is that once the cash is paid to shareholders, it can't be taken back. This is important because oftentimes when cash accrues on a company's balance sheet, management has the uncontrollable urge to spend it - sometimes wisely, sometimes not. One of the popular competing alternatives for cash use is buying back stock. This benefits shareholders over time only if the stock price goes up. If the stock price goes down, the shareholder hasn't received any benefit. We think the saying goes "a dividend in the hand is worth two in the bush."

There were four companies in the Fund that lowered their dividends during the financial crisis to conserve cash and strengthen their balance sheets. Given those unprecedented circumstances, we were in favor of these actions. We have kept a close eye on these businesses and are confident that their cash flows support the current dividend. On the other side of the coin, we saw a number of companies in the Fund increase dividends this year which we believe is a good sign for the future.

Final Thoughts
The crowd counted down the final ten seconds of that historic hockey game. When America won the crowd erupted chanting U-S-A! U-S-A! U-S-A! Like those spectators, we are also bullish on the U.S.A. We are also bullish on stocks, particularly our holdings. We know the companies well through our long-term ownership and relationships and are confident in their future prospects. While 2009 was tough, it gave us the opportunity to position the Fund to take advantage of an improving economy.

We appreciate your continued support and are working diligently on your behalf.

Sincerely,

Paul C. Hogan,                                     CFA Thomas O. Putnam
Co-Manager                                           Co-Manager

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FAM Equity-Income Fund  - Performance Summary

Annual Total Investment Returns:

APRIL 1, 1996 TO December 31, 2009
	FAM EQUITY-INCOME FUND
	INVESTOR SHARES	ADVISOR SHARES	RUSSELL 2000 INDEX	S & P 500 INDEX
FISCAL YEAR	TOTAL RETURN		TOTAL RETURN	TOTAL RETURN
4/1/96-12/31/96	11.84%	-	10.30%	15.20%
1997	26.90%	-	22.37%	33.35%
1998	4.67%	-	-2.55%	28.58%
1999	-6.98%	-	21.26%	21.04%
2000	17.18%	-	-3.03%	-9.10%
2001	20.79%	-	2.49%	-11.88%
2002	-2.25%	-	-20.48%	-22.09%
2003	20.30%	9.83%	47.25%	28.67%
2004	14.04%	13.05%	18.33%	10.88%
2005	5.75%	4.76%	4.55%	4.91%
2006	6.57%	5.73%	18.37%	15.79%
2007	-3.64%	-4.58%	-1.57%	5.49%
2008	-29.04%	-30.12%	-33.79%	-37.00%
2009	21.43%	20.61%	27.17%	26.46%

*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

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FAM Equity-Income Fund - Performance Summary

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Equity-Income Fund, since inception April 1, 1996, as compared with the growth of the Russell 2000 Index and the Standard & Poor's 500 Index the same period. The information assumes reinvestment of dividends and capital gain distributions. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies.

                            S& P 500              Russell 2000           FAM Value Fund

1987                      10000                      10000                      10000
1988                      12278                      11391                      11193
1989                      16170                      13236                      13466
1990                      15669                      10655                      12740
1991                      20448                      15567                      18808
1992                      22002                      18432                      23517
1993                      24224                      21915                      23565
1994                      24539                      21521                      25175
1995                      33741                      27632                      30143
1996                      41468                      32192                      33523
1997                      55318                      39403                      46618
1998                      71139                      38378                      49502
1999                      86078                      46553                      47105
2000                      78245                      45156                      56152
2001                      68934                      46285                      64623
2002                      53699                      36797                      61179
2003                      69111                      54202                      76464
2004                      76591                      64157                      89356
2005                      80352                      67076                      94323
2006                      93039                      79398                      102553
2007                      98147                      78151                      101800
2008                      61803                      51744                      72604
2009                      21722                      22527                      24543

This information represents past performance of Investor Shares of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Equity-Income Fund since the inception date of this share class, July 1, 2003, would have changed in value to $ 11,061 by December 31, 2009.

Average Annual Total Returns as of December 31, 2009
	1-Year	3-Year	5-Year	10-Year	Life of Fund (4/1/96)
FAM Equity-Income Fund
(Investor Shares)	21.43%	-6.01%	-1.32%	5.91%	6.75%
(Advisor Shares)*	20.61%	-7.00%	-2.29%	N/A	1.56%*
Russell 2000 Index	27.17%	-6.07%	0.51%	3.51%	6.17%
S & P 500 Index	26.46%	-5.64%	0.40%	-0.97%	5.90%
__________
*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003. The return since inception is 1.56%
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FAM Equity-Income Fund - Portfolio Data (Unaudited)
As of December 31, 2009

TOP TEN EQUITY HOLDINGS
(% of Total Investments)
John Wiley & Sons, Inc. - Class A	6.0%
Stryker Corporation	5.8%
Johnson & Johnson	5.2%
McGrath RentCorp	5.2%
Meredith Corporation	5.0%
Donaldson Company, Inc.	4.9%
IDEX Corporation	4.6%
Courier Corporation	4.5%
Ross Stores, Inc.	4.5%
Brown & Brown, Inc.	4.4%
COMPOSITION OF TOTAL INVESTMENTS
Machinery & Equipment	10.9%
Publishing	10.5%
Investment Management	7.2%
Property & Casualty	6.6%
Transportation	5.9%
Health Care Equipment/Devices	5.8%
Money Market Fund	5.7%
Life Insurance	5.3%
Commercial Services	5.2%
Diversified Health Care	5.2%
Media	5.0%
Retail Stores	4.5%
Insurance Agency	4.4%
Hazardous Waste Disposal	3.4%
Banking	3.0%
Electronic Equipment	3.0%
Oil & Gas Exploration	2.5%
Diversified Manufacturing	2.4%
Other	3.5%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Equity-Income Fund - Expense Data (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (7/1/2009 to 12/31/2009).

Actual Expenses
Lines (A) and (B) of the following table provide information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
Lines (C) and (D) of the following table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FAM Equity-Income Fund - Expense Data (Unaudited)

SIX MONTHS ENDED December 31, 2009
		Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$1,172.13	$ 7.66*
B.	Advisor Share Class	$1,000.00	$1,167.70	$13.11**

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.20	$ 7.12*
D.	Advisor Share Class	$1,000.00	$1,013.05	$12.18**

*Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.40%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.40%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).

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FAM Equity-Income Fund - Statement of Investments
December 31, 2009

	SHARES	VALUE
COMMON STOCKS (91.0%)
Banking (3.0%)
M &T Bank Corporation - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	21,500	$ 1,438,135
Westamerica Bancorporation - provides banking services to individual and corporate customers in northern and central California	17,000	941,290 2,379,425

Commercial Services (5.2%)
McGrath RentCorp - modular building and electronic test equipment rentals, subsidiary classroom manufacturing	179,400	4,011,384

Diversified Health Care (5.2%)
Johnson & Johnson - manufactures and sells various products in the health care field	62,500	4,025,625

Diversified Manufacturing (2.4%)
General Electric Company - diversified industrial manufacturer	124,221	1,879,464

Electronic Equipment (3.0%)
Cognex Corporation - develops, manufactures and markets machine vision systems used to automate manufacturing processes	130,000	2,303,600
Hazardous Waste Disposal (3.4%)
American Ecology Corporation . provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	155,000	2,641,200

See Notes to Financial Statements.

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FAM Equity - Income Fund - Statement of Investments continued
December 31, 2009

	SHARES	VALUE
Health Care Equipment/Devices (5.8%)
Stryker Corporation - operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	89,000	$ 4,482,930

Insurance Agency (4.4%)
Brown & Brown, Inc. - one of the largest independent general insurance agencies in the U.S.	191,200	3,435,864

Investment Management (7.2%)
Federated Investors, Inc. - Class B - provides investment management products and services primarily to mutual funds	105,200	2,893,000
Franklin Resources, Inc. - provides investment management and fund administration services as well as retail-banking and consumer lending services	25,500	2,686,425 5,579,425

Life Insurance (2.0%)
Protective Life Corporation - individual and group life/health insurance and guaranteed investment contracts	93,219	1,542,774

Machinery & Equipment (10.9%)
Donaldson Company, Inc. - designs, manufactures and sells filtration systems and replacement parts	88,800	3,777,552
IDEX Corporation - manufactures proprietary, highly engineered industrial products and pumps	115,205	3,588,636
Kaydon Corporation - custom-engineers products including bearings, filters, and piston rings	30,800	1,101,408 8,467,596

Media (5.0%)
Meredith Corporation - magazine publishing and tv broadcasting	125,373	3,867,757

See Notes to Financial Statements.

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FAM Equity-Income Fund - Statement of Investments continued
December 31, 2009

	SHARES	VALUE
Mining and Construction Machinery (0.8%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equipment for the extraction of coal and other minerals and ores	11,800	$ 608,762

Oil and Gas Exploration (2.5%)
EOG Resources, Inc. . engages in the exploration, development, production and marketing of natural gas and crude oil	20,000	1,946,000

Property and Casualty Insurance (6.6%)
OneBeacon Insurance Group, Ltd. . commercial, personal and specialty insurance products	144,000	1,984,320

White Mountains Insurance Group, Ltd. - personal property and casualty, and reinsurance	9,375	3,118,688 5,103,008
Publishing (10.5%)
Courier Corporation - manufactures and publishes specialty books, including Dover Publications	246,418	3,511,456
John Wiley & Sons, Inc. - Class A - publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	111,650	4,675,902 8,187,358

Real Estate Development (1.7%)
Brookfield Asset Management, Inc. - Class A . publicly owned asset management holding company that invests in property, power and infrastructure sectors	59,100	1,310,838

Retail Stores (4.5%)
Ross Stores, Inc. - chain of off-price retail apparel and home accessories stores	81,641	3,486,887

See Notes to Financial Statements.

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FAM Equity-Income Fund - Statement of Investments continued

December 31, 2009

	SHARES	VALUE
Semiconductors (1.0%)
Xilinx, Inc. - worldwide leader of programmable logic solutions	31,000	$ 776,860
Transportation (5.9%)
Forward Air Corporation - provides surface transportation and related logistics services to the deferred air freight market in North America	90,000	2,254,500
Heartland Express, Inc. - short-to medium-haul truckload carrier of general commodities	150,533	2,298,639 4,553,139

Total Common Stocks (Cost $62,732,724)		$ 70,589,896

PREFERRED STOCKS (3.3%)
Banking (0.0%)
M &T Capital Trust - Preferred A - bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	800	21,184

Life Insurance (3.3%)
Protective Life Corporation - Preferred D - individual and group life/health insurance and guaranteed investment contracts	116,107	2,531,133

Total Preferred Stocks (Cost $2,116,798)		$ 2,552,317

TEMPORARY INVESTMENTS (5.7%)
Money Market Fund (5.7%)
AIM Short Term Treasury Fund (0.02%)*	4,422,288	$ 4,422,288
Total Temporary Investments (Cost $4,422,288)		$ 4,422,288
Total Investments (Cost $69,271,810) (100%)		$ 77,564,501
*The rate shown represents the effective yield at 12/31/09.

See Notes to Financial Statements.

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FAM Equity-Income Fund
December 31, 2009

STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $69,271,810)	$77,564,501
Cash	265,105
Dividends and interest receivable	52,683
Receivable for fund shares sold	151
Total Assets	77,882,440
Liabilities
Payable for fund shares redeemed	30,201
Accrued investment advisory fee	38,400
Accrued shareholder servicing and administrative fees	10,395
Accrued expenses	61,621
Accrued distribution and service fees	456
Total Liabilities	141,073
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	$71,424,937
Undistributed net investment income	9,000
Accumulated net realized losses	(1,985,261)
Net unrealized appreciation	8,292,691
Net Assets	$77,741,367
Net Asset Value Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $76,095,594 and 4,749,606 shares outstanding	$16.02
Advisor Class Shares - based on net assets of $1,645,773 and 103,740 shares outstanding(a)	$15.86

(a)A 1% redemption fee is imposed upon Advisor shares redeemed within the first
18 months of purchase. See Note 4 in the Notes to the Financial Statements.

See Notes to Financial Statements.

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FAM Equity-Income Fund
Year Ended December 31, 2009

STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 1,793,801
Interest	14,831
Total Investment Income	1,808,632

Expenses
Investment advisory fee (Note 2)	700,249
Administrative fee (Note 2)	59,521
Shareholder servicing and related expenses (Note 2)	60,447
Printing and mailing	9,012
Professional fees	41,552
Registration fees	35,801
Custodial fees	12,535
Trustees fees	50,705
Officers fees (Note 2)	37,044
Distribution and Service Fees - Advisor Class Shares (Note 2)	16,183
Other	24,286
Total Expenses	1,047,335
Less: Investment advisory fee waived (Note 2)	(46,507)
Expenses Paid Indirectly (Note 3)	(728)
Net Expenses	1,000,100
Net Investment Income	808,532

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(1,796,729)
Net change in unrealized appreciation/depreciation of investments	14,587,819
Net Realized and Unrealized Gain on Investments	12,791,090
NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,599,622

See Notes to Financial Statements.

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FAM Equity-Income Fund
Years Ended December 31, 2009 and 2008

STATEMENT OF CHANGES IN NET ASSETS
	2009	2008
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 808,532	$ 1,228,532
Net realized loss on investments	(1,796,729)	(281,157)
Realized gain distributions from other investment companies	-	92,625
Unrealized appreciation/(depreciation) of investments	14,587,819	(31,434,961)
Net Increase/Decrease in Net Assets From Operations	13,599,622	(30,394,961)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(811,568)	(1,215,160)
Advisor Class	(3,534)	-
Net realized gain on investments
Investor Class	-	(6,059)
Advisor Class	-	-
Return of capital - Investor Class	-	(80,039)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4)	(4,898,168)	(14,266,508)
Total Increase/Decrease in Net Assets	7,886,352	(45,962,727)

NET ASSETS:
Beginning of Year	69,855,015	115,817,742
End of Year	$77,741,367	$ 69,855,015
Undistributed net investment income	$ 9,000	$ 15,570

See Notes to Financial Statements.

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 FAM Equity-Income Fund - Notes to Financial Statements

Note 1. Nature of Business and Summary of Significant Accounting Policies
FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America ("GAAP"), followed by the Fund in the preparation of its financial statements.

a) Valuation of Securities
Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund's net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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FAM Equity-Income Fund - Notes to Financial Statements

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2009:

Valuation Inputs		Investments in Securities
Level 1 - Quoted prices	Common Stocks	$ 70,589,896
	Preferred Stocks	$ 2,552,317
	Temporary Investments	$ 4,422,288
Level 2 - Other significant observable inputs		$ -
Level 3 - Significant unobservable inputs		$ -
Total		$ 77,564,501

During the year ended December 31, 2009 there were no Level 2 or 3 inputs used to value the Fund's net assets. Refer to the Statement of Investments to view securities segregated by industry type.

b) Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year-ended December 31, 2009 management has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2006 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Fund's tax filings is presently in progress.

c) Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other
Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income

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FAM Equity-Income Fund - Notes to Financial Statements

is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2010 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2009. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and compensated by the Fund in the amount of $37,044 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the year ended December 31, 2009 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. Reimbursement was required for the year ended December 31, 2009 in the amount of $46,507 ($45,450 Investor Class and $1,057 Advisor Class).

FAM Shareholder Services, Inc. ("FSS"), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the year ended December 31, 2009, shareholder servicing agent fees paid to FSS amounted to $60,447. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund's average daily net assets, and 0.075% thereafter. For the year ended December 31, 2009, Fund administrative fees amounted to $59,521.

Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 3. Indirect Expenses
The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2009, these arrangements reduced the Fund's custodian fees by $728.

Note 4. Shares of Beneficial Interest
At December 31, 2009 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2009, redemption fees amounted to $0. Transactions were as follows:

	YEAR ENDED 12/31/09		YEAR ENDED 12/31/08
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	324,747	$ 4,434,290	483,060	$ 8,059,138
Advisor Class	1,197	16,176	1,016	16,850
Shares issued on
reinvestment of distributions
Investor Class	52,860	750,199	74,731	1,205,906
Advisor Class	240	3,344	-	-
Shares redeemed
Investor Class	(732,084)	(9,691,058)	(1,344,026)	(22,772,922)
Advisor Class	(31,133)	(411,119)	(45,013)	(775,480)
Net Decrease from Investor Class
Share Transactions	(354,477)	$(4,506,569)	(786,235)	$(13,507,878)
Net Decrease from Advisor Class
Share Transactions	(29,696)	$ (391,599)	(43,997)	$ (758,630)

Note 5. Investment Transactions
During the year ended December 31, 2009, purchases and sales of investment securities, other than short-term obligations were $12,688,862 and $6,414,839 , respectively. The cost of securities for federal income tax purposes is substantially the same as shown in the statement of investments.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 6. Income Taxes and Distribution to Shareholders
The components of accumulated income/losses on a tax basis at December 31, 2009 were as follows:

Undistributed ordinary income	$ 9,000
Capital loss carry forward	$(1,985,261)

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $69,271,810, was as follows:

Unrealized appreciation	$14,091,233
Unrealized depreciation	(5,798,542)
Net unrealized appreciation	$ 8,292,691

The tax composition of dividends and distributions paid to shareholders for the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Ordinary income	$815,102	$1,215,160
Long-term capital gain	-	6,059
Return of capital	-	80,039
	$815,102	$1,301,258

As of December 31, 2009 the Fund had $1,985,261 in net capital loss carry forwards which are available to offset future realized gains, if any. To the extent the carry forward is used to offset future gains, the amount offset will not be distributed to shareholders. Net capital loss carry forwards of $188,532 expire in 2016 and $1,796,729 expires in 2017.

Note 7. Line of Credit
FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $25,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2010, when any advances are to be repaid. During the year ended December 31, 2009, no amounts were drawn from the available line.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 8. Commitments and Contingencies
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

Note 9. New Accounting Pronouncement
In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures.

Note 10. Subsequent Events
Management has evaluated subsequent events through February 12, 2010, the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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FAM Equity-Income Fund - Notes to Financial Statements

Note 11.  Financial Highlights

FAM EQUITY-INCOME FUND - INVESTOR CLASS SHARES
Per share information	Years Ended December 31,
(For a share outstanding throughout the year)	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.34	$19.09	$21.61	$21.52	$20.48
Income/Loss from investment operations:
Net investment incomet	0.17	0.23	0.20	0.12	0.14
Net realized and unrealized gain (loss) on investments	2.68	(5.73)	(0.97)	1.30	1.03
Total from investment operations	2.85	(5.50)	(0.77)	1.42	1.17
Less distributions:
Dividends from net investment income	(0.17)	(0.23)	(0.20)	(0.16)	(0.13)
Distributions from net realized gains	-	-*	(1.55)	(1.17)	-
Return of capital	-	(0.02)	-	-	-
Total distributions	(0.17)	(0.25)	(1.75)	(1.33)	(0.13)
Change in net asset value for the year	2.68	(5.75)	(2.52)	0.09	1.04
Net asset value, end of year	$16.02	$13.34	$19.09	$21.61	$21.52
Total Return	21.43%	(29.04)%	(3.64)%	6.57%	5.75%

Ratios/supplemental data
Net assets, end of year (000)	$76,096	$68,096	$112,472	$142,546	$177,740

Ratios to average net assets of:
Before waivers:
Expenses	1.47%	1.41%	1.32%	1.28%	1.26%
Net investment income	1.11%	1.33%	0.88%	0.55%	0.66%
After waivers:
Expenses	1.40%	1.40%	1.32%	1.28%	1.26%
Net investment income	1.18%	1.34%	0.88%	0.55%	0.66%
Portfolio turnover rate	10.51%	17.58%	16.16%	19.01%	14.11%

t Based on average shares outstanding.
*Per share amount is less than $0.005.

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FAM Equity-Income Fund - Notes to Financial Statements
Note 11. Financial Highlights (continued)

FAM EQUITY-INCOME FUND - ADVISOR CLASS SHARES
Per share information	Years Ended December 31,
(For a share outstanding throughout the year)	2009	2008	2007	2006	2005
Net asset value, beginning of year	$13.18	$18.86	$21.39	$21.33	$20.36
Income/Loss from investment operations:
Net investment income/(loss)t	0.03	0.06	(0.03)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	2.68	(5.74)	(0.95)	1.33	1.04
Total from investment operations	2.71	(5.68)	(0.98)	1.23	0.97
Less distributions:
Dividends from net investment income	(0.03)	-	-	-	-
Distributions from net realized gains	-	-	(1.55)	(1.17)	-
Total distributions	(0.03)	-	(1.55)	(1.17)	-
Change in net asset value for the year	2.68	(5.68)	(2.53)	0.06	0.97
Net asset value, end of year	$15.86	$13.18	$18.86	$21.39	$21.33
Total Return	20.61%	(30.12)%	(4.58)%	5.73%	4.76%

Ratios/supplemental data
Net assets, end of year (000)	$1,646	$1,759	$3,346	$3,921	$4,400

Ratios to average net assets of:
Before waivers:
Expenses	2.47%	2.41%	2.32%	2.28%	2.26%
Net investment income/(loss)	0.11%	0.33%	(0.12)%	(0.45)%	(0.34)%
After waivers:
Expenses	2.40%	2.40%	2.32%	2.28%	2.26%
Net investment income/(loss)	0.18%	0.34%	(0.12)%	(0.45)%	(0.34)%
Portfolio turnover rate	10.51%	17.58%	16.16%	19.01%	14.11%

t Based on average shares outstanding.

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FAM Equity-Income Fund -
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fenimore Asset Management Trust
and Shareholders of FAM Equity-Income Fund

We have audited the statement of assets and liabilities, including the statement of investments, of FAM Equity-Income Fund, a series of shares of beneficial interest of Fenimore Asset Management Trust, as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2006 have been audited by other auditors, whose report dated February 1, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAM Equity-Income Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 12, 2010

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FAM Equity-Income Fund

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 11, 2009, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 18, 2009 and then with representatives of the Advisor on two occasions on November 18 and 19, 2009 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 19, 2009. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results

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FAM Equity-Income Fund

 and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor. The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with

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FAM Equity-Income Fund

its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the costs associated with the Funds'; participation in various "mutual fund supermarket" programs out of its own resources, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner. The Board also considered the extent to which the Advisor uses its own resources to support sales and marketing efforts on behalf of the Funds. In reviewing the profitability of the Advisor relating to its management of the Funds, the Board reviewed the level of profitability taking into consideration these various marketing expenses that are borne directly by the Advisor and they considered the level of profitability both before and after the impact of these marketing costs.

The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients, including privately managed accounts and a privately offered investment fund, for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds'; fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor has, since January 1, 2005, maintained voluntary expense limitation arrangements with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respec

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FAM Equity-Income Fund

tive Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion, and it was further noted by the Board that the Advisor had agreed to extend the term of the voluntary expense limitation agreements for the one-year period from January 1, 2010 through December 31, 2010. This limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements. The Board discussed with the Advisor the nature and extent of the current expense limitation arrangements that are applicable to the Funds and it was determined that it was advisable to continue to maintain these expense limitation arrangements at their current levels.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

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FAM Funds - Information About Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

Independent Trustees**

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex * Overseen by Trustee	Other Directorships Held by Trustee
Fred "Chico"Lager 384 North Grand Street Cobleskill, NY 12043 Age: 55	Trustee Since 1996	Business Consultant; Retired President and Chief Executive Officer of Ben & Jerry's Homemade, Inc.	2	N/A
C. Richard Pogue 384 North Grand Street Cobleskill, NY 12043 Age: 73	Trustee Since 2000	Retired Executive Vice President, Investment Comapnay Institute	2	N/A
John J. McCormack, Jr. 384 North Grand Street Cobleskill, NY 12043 Age: 65	Trustee Since 2004 Chairmand since March 2007	Retired Executive Vice President, Investment Company Institue	2	N/A
Barbara V. Weidlich 384 North Grand Street Cobleskill, NY 12043 Age: 65	Trustee Since 2004	Retired President, National Investment Company Service Association; Manageing Director - DEXIA BIL Fund Services, Dublin, Ireland	2	N/A
Kevin J. McCoy 384 North Grand Street Cobleskill, NY 12043 Age: 57	Trustee Since March 2007	Principal, Marvin and Comnpany, P.C., certified public accounting firm	2	N/A

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FAM Funds - Information About Trustees and Officers continued

Interested Trustees and Officers***

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex * Overseen by Trustee	Other Directorships Held by Trustee
Thomas O. Putnam**** 384 North Grand Street Cobleskill, NY 12043 Age: 65	President since 1986; Chairman from 1986 - November 2004	Chairman, Fenimore Asset Management, Inc.	2	N/A
Joseph A. Bucci 384 North Grand Street Cobleskill, NY 12043 Age: 56	Secretary and Treasurer Since 2000	Chief Financial Officer, Fenimore Asset Management, Inc.	N/A	N/A
Charles Richter, Esq. 384 North Grand Street Cobleskill, NY 12043 Age: 53	Chief Compliance Officer and Anti-Money laundering Compliance Officer since 2005	March 2005 to Present, Chief Compliance Officer, Fenimore Asset Management Trust. November 2004 to Present, Chief Compliance Officer, Fenimore Asset Management, Inc., Fenimore Securities, Inc.; Prior to October 2004 Chief Operating Officer and Chief Compliance Officer, Manarin Securities Corporation and Chief Compliance Officer, Manarin Investment Counsel, Omaha	N/A	N/A

* "Fund Complex" includes the two series of the Trust, FAM Value Fund and FAM Equity-Income Fund.
**The "Independent Trustees" are those Trustees that are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act.
***Mr. Putnam, by virtue of his employment with Fenimore Asset Management, Inc., the Trust's investment adviser, is considered an "interested person" of the Trust.
****Mr. Putnam was Chairman of the Board through October 2004.

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FAM Funds - Definition of Terms

Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.
Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.
Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.
Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks, 10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poor's and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

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FAM Funds - Definition of Terms continued

Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors).

Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

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FAM Funds - Supplemental Information

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund's Website at http://famfunds.com (ii) and on the Securities and Exchange Commission's website at

SPECIAL 2009 TAX INFORMATION (UNAUDITED) FOR FAM FUNDS
This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.
The Value Fund distributed $0, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
The Equity-Income Fund distributed $0, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For Value Fund taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.
For Equity-Income Fund taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.

For Value Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

For Equity-Income Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Investment Advisor

Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, PA

Trustees
Fred "Chico" Lager
John J. McCormack, Jr.,
Independent Chairman
Kevin J. McCoy
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

INVESTMENTS CRAFTED FOR LASTING VALUE

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800)932-3271, a copy of such code of ethics.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Fred Lager and Kevin J. McCoy are each an "audit committee financial expert" and are "independent", as these terms are defined in this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees 2009 - $69,500; Audit Fees 2008 - $67,000

(b) Audit-Related Fees - None.

(c) Tax Fees 2009 - $10,000; Tax Fees 2008 - $10,000; - Tax Preparation Expenses

(d) All Other Fees - 2009 - None; 2008 - None-

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by BBD,LLP must be pre-approved by the audit committee. All services performed during 2009 and 2008 were pre-approved by the committee.

(e)(2) 100 percent.

(f) Not applicable.

(g) The aggregate fees paid to BBD,LLP for professional services to Registrant's affiliated broker-dealer for 2009 were $12,000 and for 2008 were $12,000 respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                                                                                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                                                Fenimore Asset Management Trust
By (Signature and Title)*                                           /s/ Thomas O. Putnam
                                                                                 ---------------------------
                                                                                  Thomas O. Putnam, President

Date April 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                                            /s/ Thomas O. Putnam
                                                                                 ---------------------------
                                                                                 Thomas O. Putnam, President

Date April 15, 2010

By (Signature and Title)*                                           /s/ Joseph A. Bucci
                                                                                 --------------------------
                                                                                  Joseph A. Bucci, Secretary/Treasurer

Date April 15, 2010

* Print the name and title of each signing officer under his or her signature.